UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23 , 2008

DIGITAL YEARBOOK, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-146476	98-0546715
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3938 E Grant Rd, #453, Tucson, Arizona 85712
(Address of principal executive offices)(Zip Code)

(913) 660-0632

 (Registrant’s telephone number, including area code)

2300 W. Sahara Ave., Suite 800, Las Vegas, Nevada 89102

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On December 19, 2008 the Company appointed Maddox Ungar Silberstein, PLLC (“MUS”) as its new auditor in the place of Moore & Associates Chartered (“Moore”).  Maddox Ungar Silberstein is located at 30600 Telegraph Road, Suite 2175, Bingham Farms, MI 48025, with telephone number (248) 341-1264, facsimile of (248) 281-0940 and website address of www.maddoxungar.com.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in Moore’s accountant’s report on the financial statements for the past two fiscal years, Moore’s report on the financial statements for either of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, or was not modified as to uncertainty, audit scope, or accounting principles. For the most recent two fiscal years and any subsequent interim period through Moore’s termination on December 19, 2008 there has been no disagreement between the Company and Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moore would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

Prior to engaging MUS, the Company did not consult with MUS regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by MUS on the Company’s financial statements, and MUS did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The Company provided Moore with a copy of this Current Report on the amended Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Moore furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated February 23, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K amended.

The Company’s Board of Directors participated in and approved the decision to change independent accountants.

(c) Exhibits

Exhibit No.	Description

16.1	Letter from Moore and Associates Chartered to the SEC dated February 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL YEARBOOK, INC.

Dated: February 23, 2009	By:	/s/ Arunkumar Rajapandy
Arunkumar Rajapandy
Title: CEO